UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

FGX INTERNATIONAL HOLDINGS LIMITED
(Exact name of Registrant as specified in its charter)

British Virgin Islands
(State or other jurisdiction of incorporation)

001-33760		98-0475043
(Commission File Number)		(IRS Employer Identification No.)

500 George Washington Highway Smithfield, Rhode Island 02917
(Address of principal executive offices, including zip code)

(401) 231-3800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 20, 2008, FGX International Holding Limited (the “Company”) issued a press release announcing selected financial results for the fourth quarter and fiscal year ended December 29, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01  Regulation FD Disclosure

The Company's February 20, 2008 press release furnished herewith as Exhibit 99.1 also announced that its Board of Directors had approved a stock buyback program.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FGX INTERNATIONAL HOLDINGS LIMITED
(Registrant)

February 20, 2008	By: /s/ Alec Taylor

Alec Taylor
Chief Executive Officer